Third Quarter 2015 Results April 30, 2015 SOLID PORTFOLIO. SOLID FUTURE. Exhibit 99.2

2 Cautionary Statement This presentation contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks, uncertainties, and other factors that could cause actual results to differ materially from the projections and estimates contained herein and include, but are not limited to: the production estimates from the operators of the Company’s properties; the ramp-up of the Mount Milligan mine; construction progress at the Phoenix Gold project; anticipated growth in the volume of metals subject to the Company’s royalty interests; the impact of exchange rates on the Company’s full year effective tax rate; and statements or estimates regarding projected steady, increasing or decreasing production; and estimates of timing of commencement of production from operators of properties where we have royalty interests, including operator estimates. Factors that could cause actual results to differ materially from these forward-looking statements include, among others: the risks inherent in construction, development and operation of mining properties, including those specific to a new mine being developed and operated by a base metals company; changes in gold, silver, copper, nickel and other metals prices; performance of and production at the Company’s royalty properties; decisions and activities of the Company’s management; unexpected operating costs; decisions and activities of the operators of the Company’s royalty and stream properties; changes in operators’ mining and processing techniques or royalty calculation methodologies; resolution of regulatory and legal proceedings (including with Vale regarding Voisey’s Bay); unanticipated grade, geological, metallurgical, environmental, processing or other problems at the properties; inaccuracies in technical reports and reserve estimates; revisions by operators of reserves, mineralization or production estimates; changes in project parameters as plans of the operators are refined; the results of current or planned exploration activities; discontinuance of exploration activities by operators; economic and market conditions; operations on lands subject to First Nations or Native American jurisdiction in Canada and the United States; the ability of operators to bring non-producing and not-yet-in-development projects into production and operate in accordance with feasibility studies; challenges to the Company’s royalty interests, or title and other defects in the Company’s royalty properties; errors or disputes in calculating royalty payments, or payments not made in accordance with royalty agreements; future financial needs of the Company; the impact of future acquisitions and royalty and streaming financing transactions; adverse changes in applicable laws and regulations; litigation; and risks associated with conducting business in foreign countries, including application of foreign laws to contract and other disputes, environmental laws, enforcement and uncertain political and economic environments. These risks and other factors are discussed in more detail in the Company’s public filings with the Securities and Exchange Commission. Statements made herein are as of the date hereof and should not be relied upon as of any subsequent date. The Company’s past performance is not necessarily indicative of its future performance. The Company disclaims any obligation to update any forward-looking statements. Endnotes located on pages 14-15. April 30, 2015

Today’s Speakers April 30, 2015 3 Tony Jensen President and CEO Bill Heissenbuttel VP Corporate Development & Operations Stefan Wenger CFO and Treasurer

Financial Results compared to prior year quarter: Revenue of $74.1 million, up 28% Streaming revenue of $29.7 million Royalty revenue of $44.4 million Adjusted EBITDA1 of $57.7 million, up 16% $14.3 million in dividends paid, up 5% Record volume of 60,832 (gross basis) Gold Equivalent Ounces (GEO’s), up 36%2 Operating cash flow of $65.9 million, up 47% Sources of volume growth through remainder of 2015: Strengthening production at Peñasquito Continued ramp-up at Mount Milligan Startup of production at Phoenix Third Fiscal Quarter 2015 Highlights 4 April 30, 2015

Royal Gold sold 24,200 ounces in the March quarter Hereafter, all deliveries to Royal Gold will be based solely on final settlement timing and volumes, which can take three to five months after concentrate is produced at the mine Thompson Creek reports average daily mill throughput of 50k to 54k tonnes per day (tpd) during the last half of the March quarter, expecting to reach 60ktpd by calendar year-end1 5 Growth April 30, 2015 Mount Milligan 0 10 20 30 Dec 2013 Quarter Mar 2014 Quarter June 2014 Quarter Sept 2014 Quarter Dec 2014 Quarter Mar 2015 Quarter Qtrly Run Rate at Design Capacity Thousands of Mount Milligan ounces sold by Royal Gold

6 Growth Peñasquito 2015 production volume expected to increase 20-30% Metallurgical Enhancement Process (MEP) feasibility study at Peñasquito could extend mine life by 5 years Community engagement and consultation underway at El Morro April 30, 2015 Upside potential at Peñasquito1 RGLD 2% NSR, Gold/Silver/Lead/Zinc at Peñasquito RGLD 1.4% NSR Gold/Copper on ~30% of El Morro

7 Growth As of mid-April 20151: Royal Gold commitment fully funded Mill commissioning process has commenced Over 11,000 tonnes of mill feed already stockpiled Remains on schedule for projected initial production in mid-2015 April 30, 2015 Phoenix

Gold Equivalent Ounce Waterfall 8 Gold Equivalent Ounces (GEO’s) April 30, 2015 Includes Mount Milligan GEO’s net of our stream payment Gold Equivalent Ounces (GEO’s) 25,000 30,000 35,000 40,000 45,000 50,000 55,000 Net GEO's Q314 vs Q315 20,000 25,000 30,000 35,000 40,000 45,000 50,000 55,000 Net GEO’s Q215 vs Q315

2015 Operator Estimates Stronger 2nd half of the year expected at Andacollo, Mount Milligan, Mulatos and Peñasquito (65% of our revenue in Q315) should more than offset lower 2nd half at Cortez No volume guidance available from Voisey’s Bay, but it was a nominal percentage of revenue in Q3 15 GEO Reserves of 5.3 million ounces at year-end 2014, compared with 5.6 million ounces at year-end 2013, lower due primarily to depletion9 Calendar 2015 Operator’s Production Estimate 1, 2 Calendar 2015 Operator's Production Actual Through March 31, 20153 Royalty/Stream Gold Silver Base Metals Gold Silver Base Metals (oz.) (oz.) (lbs.) (oz.) (oz.) (lbs.) Andacollo4 52,200 - - 10,300 - - Cortez GSR1 104,100 - - 48,200 - - Cortez GSR2 27,900 - - 17,000 - - Cortez GSR3 132,000 - - 65,200 - - Cortez NVR1 97,200 - - 48,300 - - Holt 64,000 - - 16,200 - - Mount Milligan5 220,000-240,000 - - 46,100 - - Mulatos6 150,000-170,000 - - N/A - - Penasquito7,8 700,000-750,000 24-26 million - 155,600 N/A - Lead 175-185 million N/A Zinc 400-415 million N/A 9 April 30, 2015

10 Financial Overview April 30, 2015 Financial Results compared to prior year quarter: Revenue of $74.1 million, up 28% DD&A rate of $408 per gold equivalent ounce, down 16% EPS of $0.38 per share, up 23% How tax impacted the third quarter results: US Dollar appreciated vs Canadian Dollar and resulted in $8 million non-cash gain on lower deferred tax liabilities This gain drove our effective tax rate to 4% in the quarter Looking forward: A 5% movement in the Canadian dollar exchange rate would potentially impact full year effective tax rate by ~7 points

$180M $370M converts due 2019 * $760M Working Capital Capital to invest Over $1.4 billion available at a time when royalty/stream financing is needed Includes current commitments outstanding for Goldrush ($6M), and Peak Gold ($5M) Conditional commitments for Ilovitza ($167.5M) and Peak Gold ($25M) are in the dotted lines $US millions $1,410.0 Working capital & undrawn credit at 4-30-15 -$6.0 Goldrush -$5.0 Peak Gold Joint Venture payment $1,399.0 Estimated liquidity balance before conditional commitments -$167.5 Ilovitza 2nd payment and construction payments -$25.0 Peak Gold Joint Venture payment $1,206.5 Estimated liquidity balance inclusive of conditional commitments Net of future commitments ($m) Current commitments Conditional commitments Opportunity April 30, 2015 $650M Revolver 11

12 What Makes Royal Gold Unique April 30, 2015 Growth Quality Opportunity

Endnotes SOLID PORTFOLIO. SOLID FUTURE.

Many of the matters in these endnotes and the accompanying slides constitute forward-looking statements and are subject to numerous risks, which could cause actual results to differ. See complete Cautionary Statement on page 2. Endnotes PAGE 4 THIRD FISCAL QUARTER 2015 HIGHLIGHTS The Company defines Adjusted EBITDA, a non-GAAP financial measure, as net income plus depreciation, depletion and amortization, non-cash charges, income tax expense, interest and other expense, and any impairment of mining assets, less non-controlling interests in operating income of consolidated subsidiaries, interest and other income, and any royalty portfolio restructuring gains or losses (see Schedule A to the Company’s earnings press release dated April 30, 2015). On a gross basis. On a net basis (net of our Mount Milligan stream payments) we reported volume of 52,332 net GEO’s, up 21% PAGE 5 GROWTH 1. Source is Thompson Creek Metals’ press release dated April 16, 2015. PAGE 6 GROWTH Source is Goldcorp’s investor day presentation, April 9, 2015. The Company only has interests in Peñasquito and El Morro and does not have interests in the other projects listed. PAGE 7 GROWTH Source is Rubicon Minerals’ press release dated April 27, 2015. 14 April 30, 2015

Endnotes PAGE 9 OPERATOR ESTIMATES 1. There can be no assurance that production estimates received from our operators will be achieved. Please refer to our cautionary language regarding forward-looking statements on page 2, as well as the Risk Factors identified in Part I, Item 1A, of our Fiscal 2014 10-K for information regarding factors that could affect actual results. 2. The operators of our Voisey’s Bay and Robinson royalty interests did not release public production guidance for calendar 2015. 3. Actual production figures for Andacollo and Cortez are based on information provided to us by the operators, and actual production figures for Holt, Mount Milligan, Mulatos and Peñasquito (gold) are the operators’ publicly reported figures. 4. The estimated production figure shown for Andacollo is contained gold in concentrate. 5. The estimated and actual production figures shown for Mount Milligan are payable gold in concentrate. 6. Actual production was not available from the operator as of the date of this presentation. 7. The estimated gold and silver production figures reflect payable gold and silver in concentrate and doré, while the estimated lead and zinc production figures reflect payable metal in concentrate. 8. The actual gold production figure for gold reflects payable gold in concentrate and doré as reported by the operator. The actual production for silver, lead and zinc were not publicly available. The Company’s royalty interest at Peñasquito includes gold, silver, lead and zinc. 9. See Royal Gold’s press release on reserves dated April 30, 2015. 15 April 30, 2015

Property Portfolio April 30, 2015

1660 Wynkoop Street Denver, CO 80202-1132 303.573.1660 info@royalgold.com www.royalgold.com SOLID PORTFOLIO. SOLID FUTURE.